Exhibit 10.46

FORM OF GUARANTY

          THIS GUARANTY (the “Guaranty”) is made and dated as of the ___ day of _________, 200___ by __________________, a Delaware _________ (“Guarantor”).

RECITALS

     A. This Guaranty is being executed and delivered to Wells Fargo Bank, National Association, acting in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for the lenders from time to time party to that certain Second Amended and Restated Credit Agreement dated as of November 13, 2003 by and among Dollar Financial Group, Inc. (the “Company”), Dollar Financial Corp. (formerly DFG Holdings, Inc.), the Administrative Agent, the Documentation Agent, the Syndication Agent, and the Lenders from time to time party thereto (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms not otherwise defined herein used with the meanings given such terms in the Credit Agreement).

     B. Pursuant to the Credit Agreement the Lenders have agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

     C. As a condition precedent to the Lenders’ ongoing obligation to extend credit under the Credit Agreement, Guarantor is required, among other things, to execute and deliver this Guaranty to the Administrative Agent for the benefit of the Lenders.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

AGREEMENT

          1. Guarantor hereby absolutely and unconditionally guarantees the payment when due, upon maturity, acceleration or otherwise, of all obligations of the Company to the Lenders under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), whether heretofore, now, or hereafter made, incurred or created, whether voluntary or involuntary and however arising, absolute or contingent, liquidated or unliquidated, determined or undetermined (collectively and severally, the “Guaranteed Obligations”), whether or not such Guaranteed Obligations are from time to time reduced, or extinguished and thereafter increased or incurred, whether the Company may be liable individually or jointly with others, whether or not recovery upon such Guaranteed Obligations may be or hereafter become barred by any statute of limitations, and whether or not such Guaranteed Obligations may be or hereafter become otherwise unenforceable.

          2. Guarantor hereby absolutely and unconditionally guarantees the payment of the Guaranteed Obligations, whether or not due or payable by the Company, upon: (a) the dissolution (except any such dissolution that is not prohibited by the Credit Agreement), insolvency or business failure of, or any assignment for benefit of creditors by, or commencement of any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceedings by or against, either the Company or Guarantor, or (b) the appointment of a receiver for, or the attachment, restraint of or making or levying of any order of court or legal process affecting, the property of either the Company or Guarantor, and unconditionally promises to pay such Guaranteed Obligations to the Administrative Agent for the benefit of Lenders, or order, on demand, in lawful money of the United States.

          3. The liability of Guarantor hereunder is exclusive and independent of any security for or other guaranty of the Guaranteed Obligations, whether executed by Guarantor or by any other party, and the liability of Guarantor hereunder is not affected or impaired by (a) any direction of application of payment by the Company or by any other party, or (b) any other guaranty, undertaking or maximum liability of Guarantor or of any other party as to the Guaranteed Obligations, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any revocation or release of any obligations of any other guarantor of the Guaranteed Obligations, or (e) any dissolution, termination or increase, decrease or change in personnel of Guarantor, or (0 any payment made to the Administrative Agent or any Lender on the Guaranteed Obligations which the Administrative Agent or any Lender repays to the Company pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and Guarantor waives any right to the deferral or modification of Guarantor’s obligations hereunder by reason of any such proceeding.

          4.

               (a) The obligations of Guarantor hereunder are independent of the obligations of the Company with respect to the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor whether or not action is brought against the Company and whether or not the Company be joined in any such action or actions. Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to Guarantor.

               (b) All payments made by Guarantor under this Guaranty shall be made without set-off or counterclaim and free and clear of and without deductions for any present or future taxes, fees, withholdings or conditions of any nature (“Taxes”). Guarantor shall pay any such Taxes, including Taxes on any amounts so paid, and will promptly furnish any Lender copies of any tax receipts or such other evidence of payment as such Lender may require.

          5. Guarantor authorizes the Administrative Agent and Lenders (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Guaranteed Obligations and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent and Lenders in their discretion may determine; and (d) release or substitute any one or more endorsers, guarantors, the Company or other obligors. The Administrative Agent and Lenders may, without notice to or the further consent of the Company or Guarantor, assign this Guaranty in whole or in part to any person acquiring an interest in the Guaranteed Obligations.

          6. It is not necessary for the Administrative Agent or any Lender to inquire into the capacity or power of the Company or the officers acting or purporting to act on their behalf, and Guaranteed Obligations made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          7. Guarantor waives any right to require the Administrative Agent or any Lender to (a) proceed against the Company or any other party; (b) proceed against or exhaust any security held from the Company; or (c) pursue any other remedy whatsoever. Guarantor waives any personal defense based on or arising out of any personal defense of the Company other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of either the Company, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company other than payment in full of the Guaranteed Obligations. The Administrative Agent and Lenders may, at their election, foreclose on any security held for the Guaranteed Obligations by one or more judicial or nonjudicial sales, or exercise any other right or remedy they may have against the Company, or any security, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Guaranteed Obligations have been paid. Guarantor waives all rights and defenses arising out of an election of remedies, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against the principal by operation of Section 580d of the California Code of Civil Procedure.

          8. Guarantor hereby waives any claim or other rights which Guarantor may now have or may hereafter acquire against the Company or any other guarantor of all or any of the Guaranteed Obligations that arise from the existence or performance of Guarantor’s obligations under this Guaranty or any other of the Loan Documents (all such claims and rights being referred to as the “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy which the Administrative Agent or any Lender has against the Company or any collateral which the Administrative Agent or any Lender now has or hereafter acquires for the Guaranteed Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. If, notwithstanding the foregoing provisions, any amount shall be paid to Guarantor on account of Guarantor’s Conditional Rights and either (a) such amount is paid to Guarantor at any time when the Guaranteed Obligations shall not have been paid or performed in full, or (b) regardless of when such amount is paid to Guarantor any payment made by the Company to the Administrative Agent or any Lender is at any time determined to be a preferential payment, then such amount paid to Guarantor shall be deemed to be held in trust for the benefit of Lenders and shall forthwith be paid to the Administrative Agent for the benefit of Lenders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in such order and manner as Lenders, in their sole discretion, shall determine. To the extent that any of the provisions of this Paragraph 8 shall not be enforceable,

Guarantor agrees that until such time as the Guaranteed Obligations have been paid and performed in full and the period of time has expired during which any payment made by the Company or Guarantor may be determined to be a preferential payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to the Lenders’ right to full payment and performance of the Guaranteed Obligations and Guarantor shall not seek to enforce Guarantor’s Conditional Rights during such period.

          9. Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional Guaranteed Obligations. Guarantor assumes all responsibility for being and keeping itself informed of either the Company’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which Guarantor assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any Lender shall have a duty to advise Guarantor of information known to it regarding such circumstances or risks.

          10. In addition to the Guaranteed Obligations, Guarantor agrees to pay reasonable attorneys’ fees and all other reasonable costs and expenses incurred by the Administrative Agent and Lenders in enforcing this Guaranty in any action or proceeding arising out of or relating to this Guaranty.

          11. Guarantor hereby represents and warrants to the Administrative Agent and each Lender that:

               (a) Guarantor: (1) is duly organized, validly existing and in good standing as a corporation under the laws of its jurisdiction of incorporation and is qualified to do business in each jurisdiction where its ownership of property or conduct of business requires such qualification and where failure to qualify would have a Material Adverse Effect on the Guarantor, (2) has the corporate or other legal power and authority and the legal right to own and operate its property and to conduct business in the manner in which it does and proposes so to do, and (3) is in compliance with all Requirements of Law and Contractual Obligations, the failure to comply with which could have a Material Adverse Effect.

               (b) Guarantor has the corporate or other legal power and authority and the legal right to execute, deliver and perform this Guaranty, and has taken all necessary corporate or other legal action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered on behalf of Guarantor and constitutes the legal, valid and binding obligations of Guarantor, enforceable against it in accordance with its terms, subject to the effect of applicable bankruptcy and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               (c) The execution, delivery and performance of this Guaranty will not violate any Requirement of Law or any Contractual Obligation of Guarantor or create or result in the creation of any Lien on any assets of Guarantor.

               (d) Other than the necessary corporate or other legal action referred to in Paragraph 11(b) above, no consent, approval or authorization of, or registration, declaration or filing with, any Person is required on the part of Guarantor in connection with the execution and delivery of this Guaranty or the performance of or compliance with the terms, provisions and conditions hereof.

               (e) Guarantor has reviewed and approved the Credit Agreement and the other Loan Documents.

          12. Guarantor hereby covenants and agrees with the Administrative Agent and the Lenders that it will cooperate with the Company to facilitate the Company’s compliance with all the covenants set forth in the Credit Agreement. Guarantor further agrees to execute any and all further documents, instruments and agreements as the Administrative Agent from time to time reasonably requests to evidence Guarantor’s obligations hereunder.

          13. This Guaranty is secured by that certain Pledge and Security Agreement of even date herewith by and between the Guarantor and the Administrative Agent.

          14. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without giving effect to its choice of law rules.

          15. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. GUARANTOR WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

          16. GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT LIMITING THE FOREGOING, GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR ANY PROVISION HEREOF. THIS

WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY.

[Signature page following]

          WITNESS WHEREOF, this Guaranty is executed as of the date first written above.

[GUARANTOR]
By: